UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         November 9, 2004
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                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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           Alabama                  1-3164                       63-0004250
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(State or other jurisdiction   (Commission File     (IRS Employer Identification
      of incorporation)            Number)                      No.)


600 North 18th Street, Birmingham, Alabama                          35291
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code           (205) 257-1000
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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2

Item 8.01.      Other Events.

         On November 9, 2004, Alabama Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $300,000,000 aggregate principal amount of its Series CC 3.50% Senior Notes due November 15, 2007 (the "Series CC Senior Notes"). Said notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Nos. 333-110950, 333-110950-01, 333-110950-02 and
333-110950-03) of the Company.


Item 9.01.      Financial Statements and Exhibits.

                (c) Exhibits.

                  1.1 Underwriting Agreement, dated November 9, 2004 relating to the Series CC Senior Notes among the Company and Banc of America Securities LLC, Lehman Brothers Inc., Lazard Freres & Co. LLC, Morgan Keegan & Company, Inc. and Synovus Securities Inc. as the underwriters named in Schedule I to the Underwriting Agreement.

                  4.2 Twenty-Ninth Supplemental Indenture to Senior Note Indenture dated as of November 16, 2004, providing for the issuance of the Series CC Senior Notes.

                  4.7      Form of Series CC Senior Note (included in Exhibit
                           4.2 above).

                  5.1 Opinion of Balch & Bingham LLP relating to the Series CC Senior Notes.

                  12.1     Computation of ratio of earnings to fixed charges.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November 16, 2004                             ALABAMA POWER COMPANY



                                                        By    /s/Wayne Boston
                                                                Wayne Boston
                                                            Assistant Secretary